                                9,000,000 SHARES

                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                   [INSERT DATE]




CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
SG COWEN SECURITIES CORPORATION

  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Dear Sirs:

         1. INTRODUCTORY. United Surgical Partners International, Inc., a Delaware corporation ("COMPANY"), proposes to issue and sell 9,000,000 shares ("FIRM SECURITIES") of its Common Stock, par value $.01 per share ("SECURITIES"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,350,000 additional shares ("OPTIONAL SECURITIES") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". As part of the offering contemplated by this Agreement, Credit Suisse First Boston (the "DESIGNATED UNDERWRITER") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 357,500 shares, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company hereby agrees with the several Underwriters named in Schedule A hereto ("UNDERWRITERS") as follows:

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

            (a) A registration statement (No. 333-55442) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has


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         been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.


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            (b) If the Effective Time of the Initial Registration Statement is
         prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the Prospectus only), not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the Prospectus only), not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

            (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), properties or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). Exhibit A attached hereto is a true, complete and correct list of the direct and indirect subsidiaries of the Company representing, in the aggregate, 90% or more of the Company's total pro forma revenues and assets, on a consolidated basis, for 2000 (each such subsidiary a "Significant Subsidiary", and collectively, the "Significant Subsidiaries").

            (d) Each subsidiary of the Company that is a corporation has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; each such subsidiary is duly qualified to do business as a foreign corporation in


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         good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and except as disclosed in the Prospectus, the outstanding capital stock of each such subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

            (e) Each subsidiary of the Company that is a partnership has been duly organized and is an existing partnership in good standing, where applicable, under the laws of the jurisdiction of its organization, with the partnership power and authority to own its properties and conduct its business as described in the Prospectus; each such subsidiary is duly qualified to do business as a foreign partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Prospectus, all of the partnership interests in each such subsidiary held directly or indirectly by the Company are free and clear of all liens, encumbrances and defects.

            (f) Each subsidiary of the Company that is a limited liability has been duly organized and is an existing limited liability company in good standing under the laws of the jurisdiction of its organization, with the limited liability company power and authority to own its properties and conduct its business as described in the Prospectus; each such subsidiary is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Prospectus, all of the limited liability company interests in each such subsidiary held directly or indirectly by the Company are free and clear of all liens, encumbrances and defects.

            (g) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

            (h) Except as specifically disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

            (i) Except as specifically disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. All such rights that are disclosed in the Prospectus have been validly waived by the holders thereof.


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


            (j) The Offered Securities have been approved for listing on the Nasdaq Stock Market's National Market, subject only to notice of issuance.

            (k) No consent, approval, authorization, or order of, or filing with, any governmental agency or body, any court, or any securities industry self-regulatory organization is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and such as may be required under state securities laws or the bylaws or rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD").

            (l) The execution, delivery and performance of this Agreement by the Company, and the issuance and sale of the Offered Securities by the Company will not: (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (b) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (c) the charter or by-laws of the Company or the charter, by-laws or other organizational documents of any such subsidiary; (ii) with respect to Health Care Laws (as hereinafter defined), violate or conflict with any applicable statute, rule or regulation or any judgment, decree or order of any court or governmental agency or body; or (iii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or its subsidiaries, other than, in the case of breaches, violations, conflicts or defaults described in clauses (i)(b) and (ii) and liens, charges, claims or encumbrances described in clause (iii) that would not, individually or in the aggregate, have a Material Adverse Effect; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

            For purposes of this Agreement, the term "Health Care Laws" shall mean those statutes, rules and regulations, judgments, decrees or orders which are generally applicable to surgery centers and other health care providers as a group as described under the headings "Risk Factors--Our revenues may be adversely affected by pending changes in the system of paying for outpatient surgical procedures under the Medicare program"; "Risk Factors--New federal and state legislative and regulatory initiatives relating to patient privacy could require us to expend substantial sums acquiring and implementing new information systems, which could negatively impact our financial results"; "Risk Factors--If a federal or state agency asserts a different position or enacts new laws or regulations regarding illegal remuneration under the Medicare or Medicaid programs, we may be subject to civil and criminal penalties, experience a significant reduction in our revenues or be excluded from participation in the Medicare and Medicaid programs"; "Risk Factors--If physician self-referral laws are interpreted differently or if other legislative restrictions are issued, we could incur a significant loss of reimbursement revenue"; "Risk Factors--If our designees for ownership at New York facilities are not approved or if our operations in New York are found to not be in compliance with New York law, our ability to operate in New York may be adversely affected" and "Business--Government Regulation" in the Prospectus, including, without limitation, (i) health care licensure, permit, certificate of need and medical waste requirements, (ii) Titles XVIII, XIX and XXI of the Social Security Act; (iii) the Anti-Kickback Statute (as defined in the Prospectus) and the regulations promulgated thereunder; (iv) the Stark Law (as defined in the Prospectus) and the regulations promulgated thereunder; (v) the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated


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         thereunder, and (vi) state statutes, rules and regulations concerning matters similar to (ii) through (v) above.

            (m) This Agreement has been duly authorized, executed and delivered by the Company.

            (n) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

            (o) The Company and its subsidiaries possess such certificates, consents, exemptions, orders, licenses, authorities, accreditations or permits issued by appropriate governmental agencies, self-regulatory organizations, governmental and private accrediting bodies and courts and other tribunals (collectively, the "PERMITS") necessary to conduct the business now owned, operated or managed by them, including but not limited to such Permits as are required (i) under Health Care Laws and
         (ii) with respect to those facilities owned, operated or managed by the Company or any of its subsidiaries that participate in Medicare and/or Medicaid, to receive reimbursement thereunder, except for such failures to have Permits which would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such Permit that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event or change in condition has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, except as to such qualifications as are set forth in the Prospectus and except for such failures which would not, individually or in the aggregate, result in a Material Adverse Effect. During the period for which financial statements are included in the Prospectus, denials by third party payors of claims for reimbursement for services rendered by the Company have not had a Material Adverse Effect.

            (p) The accounts receivable of the Company and its subsidiaries are recorded based on established billing rates less estimates for contractual allowances to reflect reimbursement arrangements with third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, managed care systems and other third party payors. The accounts receivable relating to such third party payors do not and shall not exceed amounts the Company and its subsidiaries are entitled to receive, subject to adjustments to reflect reimbursement arrangements with third party payors and normal discounts in the ordinary course. Additionally, accounts receivable of the Company and its subsidiaries are net of estimated allowances for doubtful accounts.

            (q) None of the Company or any of its subsidiaries, nor any of their respective officers, directors or stockholders, or to the knowledge of the Company, any employee or other agent of the Company or its subsidiaries, has engaged on behalf of the Company or its subsidiaries in any of the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable Federal or state law prohibits such payments to third parties); (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable Federal or state law prohibits such


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         payments to third parties); (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment under the Medicare or Medicaid program or from any third party (where applicable Federal or state law prohibits such payments to third parties) on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or any third party (where applicable Federal or state law prohibits such payments to third parties), or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid or any third party (where applicable Federal or state law prohibits such payments to third parties).

            (r) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that is reasonably likely to have a Material Adverse Effect.

            (s) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            (t) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

            (u) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

            (v) The consolidated financial statements included in each Registration Statement and the Prospectus present fairly, in all material respects, the financial position of the entities presented and their consolidated subsidiaries as of December 31, 2000 and 1999, in the case of the Company, December 31, 2000, 1999 and 1998, in the case of OrthoLink Physicians Corporation; and March 31, 2000, December 31, 1999 and 1998, in the case of Aspen Healthcare Holdings Limited and their results of operations and cash flows for the years ended December 31, 2000 and 1999 and the period from February 27, 1998 (inception) through December 31, 1998, in the case of the Company; the years ended December 31, 2000, 1999 and 1998, in the case of Ortholink Physicians Corporation; and the three-month period ended March 31, 2000, the year ended December 31, 1999 and the ten month period ended December 31, 1998, in the case of Aspen Healthcare Holdings Limited, and such consolidated financial statements have been prepared in conformity with the accounting principles generally accepted in the United States of America in the case of the Company and Ortholink Physicians Corporation, and the United Kingdom in the case of Aspen Healthcare Holdings Limited, applied on a consistent basis and the schedule included in each Registration Statement, presents fairly, in all material respects, the information set forth therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

            (w) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (x) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

            (y) The Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

            (z) The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the

Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of
$     per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Company will deliver the Firm Securities to the Representatives, through the facilities of the Depository Trust Company ("DTC") unless the Representatives shall otherwise instruct, for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of United Surgical Partners International, Inc. at the office of Akin, Gump, Strauss, Hauer & Feld, L.L.P., in Dallas, Texas, at 9:00 A.M., Central Standard Time, on
            , or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of DTC or its designated custodian, unless the Representatives shall otherwise instruct, at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives, through the facilities of DTC unless the Representatives shall otherwise instruct, for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of United Surgical Partners International, Inc., at the above office of Akin, Gump, Strauss, Hauer & Feld, L.L.P. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of DTC or its designated custodian, unless the Representatives shall otherwise instruct, at a reasonable time in advance of such Optional Closing Date.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

              (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

              (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

              (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

              (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

              (e) The Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

              (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company will not be required to arrange for the qualification of the Offered Securities in any jurisdiction in which the Company would be required to qualify to do business as a foreign corporation or to execute a general consent to service of process in order to affect such qualification.

              (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request, which such other information shall be kept confidential by the Underwriters to the extent requested by Company in writing at the time of delivery of such information; provided that the Underwriters shall have no such obligation with respect to any such information which (i) prior to delivery to the Underwriters was already in their possession,
         (ii) is or becomes otherwise publicly available, without breach of this provision, (iii) becomes available to the Underwriters on a non-confidential basis from a source other than the Company, provided that, after reasonable inquiry, the Underwriters do not know that such source is bound by a confidentiality agreement with, or obligation of secrecy to, the Company or (iv) the Underwriters are legally compelled to disclose such information.

              (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

              (i) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except (i) the filing of a registration statement on Form S-8 under the Act registering securities issuable under any plan in effect on the date hereof, (ii) issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof,
         (iii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, (iv) issuances of Securities pursuant to the exercise of employee stock options or (v) issuances of Securities pursuant to the Company's employee stock purchase plan pursuant to the terms of a plan in effect on the date hereof.

              (j) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

              (k) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

              Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

              (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                      (i) in their opinion the consolidated financial statements and schedule audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                      (ii) if applicable, they have performed the procedures
                  specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, as amended, on the unaudited financial statements included in the Registration Statements;

                      (iii) on the basis of the review referred to in clause
                  (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with accounting principles generally accepted in the United States of America;

                                    (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (C) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated net operating income in the total or per share amounts of consolidated net income;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter,

                      (iv) the pro forma financial statement, together with
                  related notes, forming part of the Registration Statements (as hereinafter defined) and the Prospectus (and any supplement or amendment thereto) have been prepared consistent with the historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Registration Statements and this Agreement; and

                      (v) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

              (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

              (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or The Nasdaq National Market, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities, Spanish authorities or United Kingdom authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

              (d) The Representatives shall have received an opinion, dated such Closing Date, of Vinson & Elkins L.L.P., counsel for the Company, to the effect that:

                      (i) The Company is validly existing as a corporation in
                  good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

                      (ii) Each Significant Subsidiary of the Company that is a
                  corporation is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; each such Significant Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; and the outstanding shares of capital stock of each such Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and to such counsel's knowledge, except as disclosed in the Prospectus, all of the outstanding shares of capital stock of each such Significant Subsidiary are owned free from all liens, encumbrances and defects;

                      (iii) Each Significant Subsidiary of the Company that is a partnership is validly existing as a partnership in good standing, where applicable, under the laws of the jurisdiction of its organization, with the partnership power and authority to own its properties and conduct its business as described in the Prospectus; and each such Significant Subsidiary is duly qualified to do business as a foreign partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; and to such counsel's knowledge, except as disclosed in the Prospectus, all of the partnership interests in each such Significant Subsidiary held directly or indirectly by the Company are free and clear of all liens, encumbrances and defects;

                      (iv) Each Significant Subsidiary of the Company that is a
                  limited liability company is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its organization, with the limited liability company power and authority to own its properties and conduct its business as described in the Prospectus; and each such Significant Subsidiary company is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually, or in the aggregate, have a Material Adverse Effect; and to such counsel's knowledge, except as disclosed in the Prospectus, all the limited liability company interests in each such Significant Subsidiary held directly or indirectly by the Company are free and clear of all liens, encumbrances and defects;

                      (v) The Offered Securities have been duly authorized and,
                  when issued and delivered on such Closing Date to the Underwriters against payment therefor in accordance with this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and all other outstanding shares of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities under the Delaware General Corporation Law or any material contract filed as an exhibit to the Registration Statement or, to such counsel's knowledge, any other agreement or arrangement to which the Company is a party or by which the Company is bound;

                      (vi) Except as specifically disclosed in the Prospectus,
                  there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. All such rights that are disclosed in the Prospectus have been validly waived by the holders thereof;

                      (vii) The Company is not and, after giving effect to the
                  offering and sale of the Offered Securities and the application of the proceeds thereof as described under the caption "Use of Proceeds" in the Prospectus will not be, required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940;

                      (viii) No consent, approval, authorization or order of, or filing with, any governmental agency or body, any court, or any securities industry self-regulatory organization is required for the consummation of the offering contemplated by this Agreement, except such as have been obtained or made under the Act and the Exchange Act and such as may be required under state securities laws or the bylaws or rules and regulations of the NASD;

                      (ix) The execution, delivery and performance of this
                  Agreement by the Company and the issuance and sale of the Offered Securities by the Company pursuant to this Agreement will not: (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Significant Subsidiary of the Company or any of their properties, (b) any agreement or instrument filed as an exhibit to the Registration Statement or, to the knowledge of such counsel, any agreement or arrangement by which the Company or any such Significant Subsidiary is bound or to which any of the properties of the Company or any such Significant Subsidiary is subject, or (c) the charter or by-laws of the Company or the charter, bylaws or other organizational documents of any such Significant Subsidiary;
                  (ii) with respect to Health Care Laws, violate or conflict with any applicable statute, rule or regulation, or any judgment, decree or order of any court or governmental agency or body known to such counsel; or (iii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or its Significant Subsidiaries, except in the case of breaches, violations, conflicts or defaults described in clauses (i)(b) and (ii) and liens, charges, claims or encumbrances described in clause
                  (iii) that would not, individually or in the aggregate, have a Material Adverse Effect; and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                      (x) The Initial Registration Statement was declared
                  effective under the Act, the Additional Registration Statement (if any) was filed and became effective under the Act, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statements and Prospectus under the captions "Risk Factors--Our revenues may be reduced by pending changes in the system of paying for outpatient surgical procedures under the Medicare program"; "Risk Factors--New federal and state legislative and regulatory initiatives relating to patient privacy could require us to expend substantial sums acquiring and implementing new information systems, which could negatively impact our financial results"; "Risk Factors--If a federal or state agency asserts a different position or enacts new laws or regulations regarding illegal remuneration under the Medicare or Medicaid programs, we may be subject to civil and criminal penalties, experience a significant reduction in our revenues or be excluded from participation in the Medicare and Medicaid programs"; "Risk Factors--If physician self-referral laws are interpreted differently or if other legislative restrictions are issued, we could incur a significant loss of reimbursement revenues"; "Risk Factors--If our designees for ownership at New York facilities are not approved or if our operations in New York are found to not be in compliance with New York law, we may be unable to continue or expand our operations in New York"; "Business--Government Regulation," "Management"; "Certain Relationships and Related Transactions"; "Description of Capital Stock"; "Shares Eligible for Future Sale"; and "Material United States Federal Tax Consequences to Non-United States Holders of Common Stock" of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus that are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement that are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements, the notes and schedules thereto or other financial information and data contained in the Registration Statements or the Prospectus; and

                      (xi) This Agreement has been duly authorized, executed and delivered by the Company.

         Such counsel shall also provide a statement to the effect that such counsel have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company, the Underwriters and counsel for the Underwriters at which the contents of the Prospectus and related matters were discussed and such counsel have no reason to believe that any part of a Registration Statement as of its effective date or any amendment thereto made prior to such Closing Date on the date of such amendment (except, in each case, for financial statements, the notes and schedules thereto and other financial information and data included therein or omitted therefrom, as to which such counsel makes no statement), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, as of the date thereof or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinion of Vinson & Elkins L.L.P. described in Section 6(d) above shall be rendered to the Representatives at the request of the Company and shall so state therein. Such opinion may, solely as it relates to the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, be given in reliance on or directly from separate legal counsel reasonably acceptable to the Underwriters and their legal counsel. Such opinion may, with respect to Sections 6(d)(ii) (as to corporate subsidiaries of the Company), (iii) (as to partnership subsidiaries of the Company), (iv) (as to limited liability company subsidiaries of the Company),
(v) (as to outstanding shares of capital stock of the Company other than the Offered Securities), and (ix) (as to subsidiaries of the Company), be given directly from Nossaman, Guthner, Knox & Elliott, LLP.

              (e) The Representatives shall have received from Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon the opinion or opinions of counsel described in Section 6(d).

              (f) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the

         Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

              (g) The Representatives shall have received a letter, dated such Closing Date, of KPMG LLP which meets the requirements of subsection
         (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

              (h) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers, directors and stockholders of the Company listed on EXHIBIT B attached hereto.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made (in the case of the Prospectus only), not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference therein) if the Company had previously furnished copies thereof to such Underwriter.

         The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase;
or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages, or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made (in the case of the Prospectus only), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: (A) the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting", (B) the information related to discretionary sales contained in the sixth paragraph under the caption "Underwriting", and (C) the information related to stabilizing transactions appearing in the 15th paragraph under the caption "Underwriting"; and (ii) the following information in the Prospectus furnished on behalf of CSFBC: the factors CSFBC would consider in deciding whether to release any securities subject to lock-up letters.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in
Section 7 (a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered
Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under
Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 17103 Preston Road, Suite 200 North, Dallas, Texas 75248,
Attention: Donald E. Steen; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. REPRESENTATION OF UNDERWRITERS. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                UNITED SURGICAL PARTNERS INTERNATIONAL, INC.



                                    By
                                      -----------------------------------------
                                        Donald E. Steen
                                        Chief Executive Officer and
                                        Chairman of the Board


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


     CREDIT SUISSE FIRST BOSTON CORPORATION
     LEHMAN BROTHERS INC.
     SG COWEN SECURITIES CORPORATION

Acting on behalf of themselves and as the Representatives of the several Underwriters

     By  CREDIT SUISSE FIRST BOSTON CORPORATION

         By
           ------------------------------------
                  William G. Payne
                  Director

                                   SCHEDULE A

                                                                   NUMBER OF
                       UNDERWRITER                              FIRM SECURITIES
                       -----------                              ---------------
Credit Suisse First Boston Corporation..................
Lehman Brothers Inc.....................................
SG Cowen Securities Corporation.........................
[Others]................................................





                                                                ------------
                           Total........................           9,000,000
                                                                ============

                                    EXHIBIT A

                    SIGNIFICANT SUBSIDIARIES OF THE COMPANY

                                    EXHIBIT A

                            SIGNIFICANT SUBSIDIARIES

Arlington Surgicare Partners, Ltd.
Aspen Healthcare Holdings, Ltd.
Aspen Healthcare, Ltd.
Centro de Patologia Celular, S.A.
Centro Radiologico S.L.
Clinica Maternal Nuestra Senora de la Esperanza, S.A.
Clinica Sagrado Corazon S.L.
Clinica San Camilo, S.A.
Columbia Healthcare Corporation of Spain, S.L.
Columbia PDC of Dallas, Ltd.
Creekwood Surgery Center, L.P.
Dallas Surgical Partners, L.P.
Day-Op Management Company, Inc.
Day-Op Surgery Consulting Company, L.L.C.
Decatur Surgery Center, L.P.
Densitometria Oseo Computerizada, S.L.
Denton Surgicare Partners, Ltd.
DeSoto Surgicare Partners, Ltd.
Diagnosticos y Tratamientos Medicos, S.A.
Doctors Outpatient SurgiCenter, Ltd.
East-West Surgery Center, L.P.
Estudios Funcionales, S.A.
Fort Worth Surgical Hospital, L.L.P.
Frisco Medical Center, L.L.P.
Garland Surgicare Partners, Ltd.
Georgia Musculoskeletal Network, Inc.
Global Healthcare Partners, Ltd.
Grapevine Surgicare Partners, Ltd.
Health Horizons of Decatur, Inc.
Health Horizons of Kansas City, Inc.
Health Horizons of Murfreesboro, Inc.
Health Horizons of Nashville, Inc.
Hospitalizacion y Servicios, S.A.
Imagenes Diagnostic, S.A.
Instituto Dexeus, S.A.
Instituto Policlinico Santa Teresa, S.A.
Lisne, S.A.
MedCenter Management Services, Inc.
Medical Documenting Systems, Inc.
Mesquite Surgicare Partners, Ltd.
Metroplex Surgicare Partners, Ltd.
Middle Tennessee Ambulatory Surgery Center, L.P.
Mountain Empire Surgery Center, L.P.

Neuro-Surgical Associates, Inc.
New Mexico Orthopaedic Surgery Center, L.P.
NYCAS Administrative Services, L.L.C.
OrthLink/New Mexico ASC, Inc.
OrthoExcel, Inc.
OrthoLink ASC Corporation
OrthoLink of Colorado, Inc.
OrthoLink Physicians Corporation
OrthoLink Securities Corp.
OrthoLink/Baptist ASC, LLC
OrthoLink/Georgia ASC, Inc.
OrthoLink/Murfreesboro ASC, LLC
OrthoLink/TN ASC, Inc.
OrthoLink/TOC, LLC
Parkway Surgery Center, LLC
Parkwest Surgery Center, L.P.
Physicians Pavilion, L.P.
Resonancia Nuclear Magnetica Santa Teresa, S.L.
Shrewsbury Surgery Center, LLC
Southwest Spine Center, Inc.
Surgical Center of Dallas, Inc.
Tennessee Musculoskeletal Network, Inc.
Texas Health Venture  Frisco, L.L.C.
Texas Health Venture Fort Worth, L.L.C.
Texas Health Venture Grapevine, L.L.C.
Texas Health Venture III, L.L.C.
Texas Health Venture IV, L.L.C.
Texas Health Venture V, L.L.C.
Texas Health Venture VI, L.L.C.
Texas Health Venture VII, L.L.C.
Texas Health Ventures Group, L.L.C.
Texas Outpatient Surgicare Center, Inc.
THVG Valley View L.L.C.
THVG/HealthFirst LLC
Toms River Surgery Center, L.L.C.
TOPS Specialty Hospital, Ltd.
Unidad de Recuperacion del Suelo Pelvico, S.L.
United Surgery Center Southeast Ltd.
United Surgical Partners Europe, S.L.
United Surgical Partners Holdings, Inc.
University Surgery Center Southeast, Ltd.
USP Chandler, Inc.
USP Chevy Chase, Inc.
USP Dermoestetica S.A.
USP Domestic Holdings, Inc.
USP International Holdings, Inc.
USP Long Island, Inc.

USP Madrid S.L.
USP Malaga S.L.
USP Manhattan, Inc.
USP Nevada Holdings, LLC
USP Nevada, Inc.
USP New Jersey, Inc.
USP North Texas, Inc.
USP Pasadena, Inc.
USP South Houston, Inc.
USP Texas, L.P.
USP Winter Park, Inc.
Warner Park Surgery Center, L.P.

                                    EXHIBIT B

                EXECUTIVE OFFICERS, DIRECTORS AND STOCKHOLDERS OF
                  THE COMPANY WHO HAVE EXECUTED LOCKUP LETTERS

                           EXHIBIT B
                   TO UNDERWRITING AGREEMENT
                            LOCKUPS


----------------------------------------------------------------
Name of
Stockholder
or Optionee
----------------------------------------------------------------

----------------------------------------------------------------
Alexander, Dave A. M.D.
----------------------------------------------------------------
Alexander, G. Edward
----------------------------------------------------------------
G. Edward Alexander Jr. C/F Kelsey Rebecca Alexander
----------------------------------------------------------------
Anderson, Bruce K.
----------------------------------------------------------------
Anderson, Debbie
----------------------------------------------------------------
Anvers L.P. by FSIF, LLC GP
----------------------------------------------------------------
Barragy, Susan
----------------------------------------------------------------
Barton, Michael W.
----------------------------------------------------------------
Baylor Health Care System
----------------------------------------------------------------
Bennett, Alex
----------------------------------------------------------------
Bond, Jonathan R.
----------------------------------------------------------------
Bradbury, Hilda
----------------------------------------------------------------
Braswell, Byron
----------------------------------------------------------------
Brodnax, Brett
----------------------------------------------------------------
Brown, LuAnn
----------------------------------------------------------------
Brownstein, Norman
----------------------------------------------------------------
Bryant, Terry G.
----------------------------------------------------------------
Byrd, Kelly L.
----------------------------------------------------------------
Byrum, Rosa
----------------------------------------------------------------
Calderon, Claudia
----------------------------------------------------------------
Callen, Craig R.
----------------------------------------------------------------
Carr, Diana
----------------------------------------------------------------
Carson, Russell
----------------------------------------------------------------
CGJR II, L.P.
----------------------------------------------------------------
CGJR/MF III, L.P.
----------------------------------------------------------------
Chessor, Jere
----------------------------------------------------------------
Chick, Wesley
----------------------------------------------------------------
Cintado, Monica
----------------------------------------------------------------
Clayton Associates, LLC
----------------------------------------------------------------
Craddock, Alyce B.
----------------------------------------------------------------
Crews, Michael
----------------------------------------------------------------
Davis, Tom C.
----------------------------------------------------------------
deNicola, Anthony J.
----------------------------------------------------------------
DiGregorio, Dr. Vince
----------------------------------------------------------------
Dowdy, Kevin
----------------------------------------------------------------
Draper, Angie
----------------------------------------------------------------
Exley, Carolyn
----------------------------------------------------------------
FFT Executive Partners I, L.P.
----------------------------------------------------------------
FFT Partners I, L.P.
----------------------------------------------------------------
Fitzpatrick, William O., M.D.
----------------------------------------------------------------

                           EXHIBIT B
                   TO UNDERWRITING AGREEMENT
                            LOCKUPS


----------------------------------------------------------------
Name of
Stockholder
or Optionee
----------------------------------------------------------------
Foss, Gale
----------------------------------------------------------------
Garvin, Mark C.
----------------------------------------------------------------
Gaw, David W., M.D.
----------------------------------------------------------------
Gordon, Frank E.
----------------------------------------------------------------
Gordon, Robert A.
----------------------------------------------------------------
Halliday, Kathleen
----------------------------------------------------------------
Hammers, Carrie
----------------------------------------------------------------
Hancock, Kenneth N.
----------------------------------------------------------------
Health Dream Team, S.C.
----------------------------------------------------------------
Hetrick, Andrew J.
----------------------------------------------------------------
Hilger, Nick
----------------------------------------------------------------
Hofma, Laura
----------------------------------------------------------------
Hogue, Laurie
----------------------------------------------------------------
Holshouser, Sandra
----------------------------------------------------------------
Isbitski, Penny
----------------------------------------------------------------
Jackson, James, A., III
----------------------------------------------------------------
Karrels, Edward W.
----------------------------------------------------------------
Kinder, Shannon
----------------------------------------------------------------
Knapp, M. Robert Trust U/A DTD 8/31/90
----------------------------------------------------------------
Koonsman, Laura
----------------------------------------------------------------
Kopser, Mark A.
----------------------------------------------------------------
Kurys, Lisa
----------------------------------------------------------------
L& W Co.
----------------------------------------------------------------
Lavine, Lawrence
----------------------------------------------------------------
Lee, Rebecca
----------------------------------------------------------------
Mackesy, D. Scott
----------------------------------------------------------------
Martin, Anthony
----------------------------------------------------------------
McInerney, Thomas E.
----------------------------------------------------------------
McMullen, W.  Patrick, III
----------------------------------------------------------------
McWhorrter, Stuart C.
----------------------------------------------------------------
Meeks, Diane
----------------------------------------------------------------
Melkus, Kenneth
----------------------------------------------------------------
Melkus, Lauren
----------------------------------------------------------------
Melkus Partners, LTD -- Kenneth Melkus
----------------------------------------------------------------
Miller, Deann
----------------------------------------------------------------
Mills, Tom
----------------------------------------------------------------
Minicucci, Robert A.
----------------------------------------------------------------
Morton, Charles
----------------------------------------------------------------
Nevlud, Tim
----------------------------------------------------------------
Newman, James Ken
----------------------------------------------------------------
NGKE/USPI Partners
----------------------------------------------------------------

                           EXHIBIT B
                   TO UNDERWRITING AGREEMENT
                            LOCKUPS


----------------------------------------------------------------
Name of
Stockholder
or Optionee
----------------------------------------------------------------
Nicholas, Rhonda L.
----------------------------------------------------------------
Nicholson, Dan, M.D.
----------------------------------------------------------------
Nicolais, Michael R. and Jane L., as tenants in common
----------------------------------------------------------------
Orman, Margaret
----------------------------------------------------------------
Parker, Philip J.
----------------------------------------------------------------
Pate, Matt
----------------------------------------------------------------
Paul, Andrew M.
----------------------------------------------------------------
Perales, Maria I., M.D.
----------------------------------------------------------------
Pounds, L. Fred
----------------------------------------------------------------
Queally, Paul B.
----------------------------------------------------------------
Rather, Jonathan
----------------------------------------------------------------
Reddick, Eddie Joe, M.D.
----------------------------------------------------------------
Reed, Earl III
----------------------------------------------------------------
Reinert, Sherri
----------------------------------------------------------------
Rivid, LLC
----------------------------------------------------------------
Ross, Roger D.
----------------------------------------------------------------
Row, Jackie
----------------------------------------------------------------
Saunders, Jonathan
----------------------------------------------------------------
Schriefer, Richard
----------------------------------------------------------------
Seidelmann, Kim
----------------------------------------------------------------
Select Investments--Rocco A. Ortenzio
----------------------------------------------------------------
Shaw, Robin
----------------------------------------------------------------
Shelley, Sue H.
----------------------------------------------------------------
Smith, Gena
----------------------------------------------------------------
Stanton, Kimberly
----------------------------------------------------------------
Steen, Donald E.
----------------------------------------------------------------
Steen, Marcus A.
----------------------------------------------------------------
Steen, Marcus Anthony (Trust)
----------------------------------------------------------------
Steen, Michelle Ann (Trust)
----------------------------------------------------------------
Stegall, Dale L.
----------------------------------------------------------------
Stegall, Dale L.--Trustee IRA f/b/o
----------------------------------------------------------------
Stegall, Sale L. -- Kathryn A. Stegall, a minor UTUGMA
----------------------------------------------------------------
Stewart, Donna
----------------------------------------------------------------
Stockard, Jeffrey L.
----------------------------------------------------------------
Stoll, Joellen
----------------------------------------------------------------
Stowe, Richard H.
----------------------------------------------------------------
Sutley, Eric L.
----------------------------------------------------------------
Swani, Sanjay
----------------------------------------------------------------
Taylor, Melinda Curtis
----------------------------------------------------------------
Taylor, Tucker
----------------------------------------------------------------
Thunberg, Robert D.
----------------------------------------------------------------

                           EXHIBIT B
                   TO UNDERWRITING AGREEMENT
                            LOCKUPS


----------------------------------------------------------------
Name of
Stockholder
or Optionee
----------------------------------------------------------------
Traynor, Sean
----------------------------------------------------------------
Turner, Reta
----------------------------------------------------------------
Vandewater, David
----------------------------------------------------------------
Walker, Julie
----------------------------------------------------------------
Warren, Georgia Lynn
----------------------------------------------------------------
WCAS Capital Partners III, L.P.
----------------------------------------------------------------
WCAS Healthcare Partners, L.P.
----------------------------------------------------------------
Wellik, John J.
----------------------------------------------------------------
Welsh, Carson, Anderson & Stowe VII, L.P.
----------------------------------------------------------------
Welsh, Patrick
----------------------------------------------------------------
Whitman, Paul A.
----------------------------------------------------------------
Wigg, Trudy
----------------------------------------------------------------
Wilcox, William H.
----------------------------------------------------------------
Wotherspoon, John M.
----------------------------------------------------------------
Yarbrough, Lori
----------------------------------------------------------------
Yeager, Robert A.
----------------------------------------------------------------
Yost, Brad
----------------------------------------------------------------
Zarin,  David P., M.D.
----------------------------------------------------------------